Exhibit 99.1 COVID-19 Update June 2, 2020 Investing for the long run®

April Rent Payment Status Update WPC has collected 96% of April rent due Total April Rent Due Property Type % % of April rent 1% 4% of total ABR due and paid (1) Industrial 24% 99% Warehouse 22% 96% Office 23% 98% Retail 17% 97% Fitness, Theater and Restaurants 2% 10% Self-storage (Net Lease) 5% 100% Other (2) 7% 97% Total 100% 96% 96% of April Rent Collected 95% Geography % of ABR from April rent due (1) April Rent Paid as of May 1st (3) % % of April rent 95% of total ABR due and paid (1) April Rent Paid Subsequent to May 1st 1% U.S. 64% 97% April Rent Not Paid (4) 4% Europe 34% 95% Other (5) 2% 100% Total 100% 96% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Reflects payments from tenants with rental payments due from March 20, 2020 to April 19, 2020 as a percentage of ABR. Excludes rent paid in advance of the April collection period. (2) Includes net lease lodging assets, education facilities, laboratories and student housing properties. (3) May 1, 2020 represents the date that April rent collections were initially disclosed, in conjunction with the company’s 1Q20 earnings announcement. (4) Includes 0.6% of ABR from properties with executed deferral agreements for the April collection period. (5) Includes Canada, Mexico and Japan. Investing for the Long Run® | 2

May Rent Payment Status Update WPC has collected 95% of May rent due Total May Rent Due Property Type % % of May rent 2% 3% of total ABR due and paid (1) Industrial 24% 96% Warehouse 22% 90% Office 23% 97% Retail 17% 97% Fitness, Theater and Restaurants 2% 58% Self-storage (Net Lease) 5% 100% Other (2) 7% 98% Total 100% 95% 95% Geography % of ABR from May rent due (1) May Rent Paid % % of May rent 95% of total ABR due and paid (1) May Rent Deferred (3) 2% U.S. 64% 95% May Rent Not Paid 3% Europe 34% 94% Other (4) 2% 100% Total 100% 95% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Reflects payments from tenants with rental payments due from April 20, 2020 to May 19, 2020 as a percentage of ABR. Excludes rent paid in advance of the May collection period. (2) Includes net lease lodging assets, education facilities, laboratories and student housing properties. (3) Represents ABR from properties with executed deferral agreements for the May collection period. (4) Includes Canada, Mexico and Japan. Investing for the Long Run® | 3

Diversified Property Types WPC has limited exposure to retail and net lease lodging real estate W. P. Carey All Property Types Net Lease Retail and Lodging – Concepts (1) 1% 5% 5% 2% 3% 4% 2% 24% 6% 31% 6% 17% 9% 22% 16% 23% 24% 21% Retail, Lodging and Leisure % % of net lease retail % of total ABR and lodging ABR of total ABR Industrial 24% Do-it-yourself 31% 6.5% Warehouse 22% Grocery / Convenience / Wholesale 24% 5.0% Office 23% Automotive Dealerships 16% 3.4% Retail (2) 17% Lodging (Net Lease) 9% 1.8% Lodging (Net Lease) 2% Sporting Goods / Outdoor Retailer 6% 1.3% Fitness, Theater and Restaurants 2% Fitness Center 6% 1.2% Self-storage (Net Lease) 5% Movie Theaters 3% 0.7% Other (3) 5% Restaurant 1% 0.2% (3) Total 100% Other Retail 4% 0.9% Total 100% 21.1% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Data based on Retail and Lodging property type classification. (2) Includes automotive dealerships. (3) Other property types include net lease education facilities, laboratories and student housing. Other Retail properties include the following stores: electronics, auto parts, clothing and booksellers. Investing for the Long Run® | 4

Tenant Diversification WPC has a diverse tenant base consisting primarily of large, publicly traded tenants Ownership Profile Tenant Size by Revenue (2) 1% 2% 3% 3% 12% 19% 21% 9% 55% 23% 53% 97% of ABR from tenants with revenue >$100MM and Government % % of total ABR of total ABR Public 55% ≤$50MM 1% Private non-PE (1) 23% >$50MM ≤ $100MM 2% Private Equity (PE) 19% >$100MM ≤ $500MM 12% Government 3% >$500MM ≤ $1B 9% Total 100% >$1B ≤ $10B 53% >$10B+ 21% Government 3% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. Total 100% (1) Primarily includes family-owned businesses and independent companies. (2) Includes tenant size for parent companies or subsidiaries based on 2019 year-end revenue or most recently available data. Investing for the Long Run® | 5

Limited Project Funding Requirements (1) Acquisitions and Dispositions ($ in 000s) Tenant Location Property Type Gross Amount Gross Square Feet Closing Date Investments DSG International U.K. Warehouse $111,546 726,216 Jan-20 Columbia Helicopters, Inc. U.S. Industrial 23,755 187,016 Jan-20 Leoni AG Germany Office 53,666 272,286 Mar-20 1Q 2020 Completed Acquisitions 188,967 1,185,518 Clayco U.S. Office 4,000 N/A Jan-20 Astellas U.S. Laboratory 52,172 10,063 Jan-20 Danske Fragtmænd Denmark Warehouse 10,611 88,620 Jan-20 1Q 2020 Completed Capital Projects 66,783 98,683 Total Completed Investments $255,750 1,284,201 Dispositions Blue Cross Blue Shield U.S. Office 150 10,263 Jan-20 Shelborne Hotel U.S. Operating Hotel 114,540 N/A Jan-20 Vacant U.S. Warehouse 1,050 108,524 Feb-20 Fraikan SAS France Industrial 579 11,405 Feb-20 Total Completed Dispositions $116,319 130,192 Capital Investment Projects ($ in 000s) (2) Lease Term Funding Expected Tenant Location Property Type (in years) Funded-to-date To-be-funded Total Commitment Completion Date Fresenius U.S. Warehouse 20 $ - $68,008 $68,008 Q2 2020 Hilite Germany Warehouse 15 3,872 4,215 8,087 Q2 2020 Cuisine Solutions U.S. Industrial 25 35,419 39,581 75,000 Q3 2020 Hellweg Germany Retail 17 10,510 1,870 12,380 Q3 2020 Boot Barn U.S. Warehouse 15 - 3,000 3,000 Q3 2020 Sonae Portugal Warehouse 20 - 26,185 26,185 Q3 2020 2020 Expected Completed Projects 49,801 142,859 192,660 American Axle & Manufacturing Germany Industrial 20 $21,132 $33,648 $54,780 Q1 2021 Stress Engineering U.S. Office 20 3 2,497 2,500 Q1 2021 Henkel AG & Co. U.S. Warehouse 15 25,857 44,143 70,000 Q4 2021 2021 Expected Completed Projects 46,992 80,288 127,280 Total Capital Investment Projects $96,793 $223,147 $319,940 (1) Data as of March 31, 2020. (2) This schedule includes future estimates for which we can give no assurance as to timing or amounts. Investing for the Long Run® | 6

Liquidity and Debt Maturities (1) Estimated Liquidity ($MM) • Upsized revolver in Q1 2020 to $1.8B and added $300MM in term loans Revolver $1,800 $1.9B of • $1.7B of availability under the credit Liquidity facility and $221MM of cash and equivalents Drawn $75 • $111MM of secured debt maturing in Availability Under Revolver $1,725 Limited 2020, $239MM of secured debt maturing in 2021 Near-term Cash and Equivalents $221 • No unsecured debt maturities until 2023 Maturities • Revolver and term loans mature in 2025 Available Liquidity $1,946 Debt Maturity Schedule Principal at Maturity (2) 1,500 Mortgage Unsecured Unsecured Unsecured (3) Unsecured(3) Debt Bonds (EUR) Bonds (USD) Term Loans Revolver 1,000 500 75 350 $MM 291 548 500 548 450 548 548 548 418 344 325 239 177 86 32 21 0 111 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) As of March 31, 2020. (2) Reflects amounts due at maturity, excluding unamortized discount and unamortized deferred financing costs. (3) On February 20, 2020, W. P. Carey closed its fourth amended and restated credit facility consisting of a $1.8B revolver and $300MM in term loans, all maturing in 2025. Investing for the Long Run® | 7

Balance Sheet and Leverage Capitalization and Leverage • Large, well-capitalized balance $16B+ sheet $10B (1) • Investment grade rated BBB by Equity Market Cap (2) Enterprise value 28% S&P and Baa2 by Moody’s 5.6x 41% Debt / • ~$825MM of equity raised since 62% Net Debt to EBITDA Q4 2018 has improved leverage 10% gross assets profile 41% Debt to Gross Assets Equity (2) 62% / $10.3B Covenant • Significant balance sheet Unsecured Debt 28% / $4.7B compliance flexibility based on covenant 37% levels Secured Debt 10% / $1.6B Net Debt / TEV Total 100% / $16.7B Investment Grade Unsecured Note Covenants (3) Covenant Metric Required 3/31/20 Total Debt / Total Leverage ≤60% 40.0% Total Assets Secured Debt / Total Secured Debt ≤40% 9.3% Total Assets Consolidated EBITDA / Fixed Charge Coverage ≥1.5x 5.2x Annual Debt Service Charge Unencumbered Assets / Unencumbered Asset Value ≥150% 242.4% Total Unsecured Debt (1) Total capitalization less cash and equivalents. (2) Based on a closing stock price of $59.91 on May 29, 2020, and 172,402,516 common shares outstanding as of March 31, 2020. (3) This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes. Investing for the Long Run® | 8

Cautionary Statement Concerning Forward-Looking Statements Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward- looking statements include, but are not limited to, statements regarding our corporate strategy and estimated or future economic performance and results; underlying assumptions about our portfolio (e.g., occupancy rate, lease terms and tenant credit quality), possible new acquisitions and dispositions, and our international exposure and acquisition volume; our capital structure, future capital expenditure levels (including any plans to fund our future liquidity needs), and future leverage and debt service obligations and estimated fair values of our investment and properties; prospective statements regarding our capital markets program, including our credit ratings and “at-the market” (“ATM”) program; the outlook for the investment programs that we manage, including possible liquidity events for those programs statements that we make regarding our ability to remain qualified for taxation as a real estate investment trust (“REIT”); and our expectations regarding the impact on our business, tenants and prospects in light of the outbreak of the novel coronavirus (“COVID-19”) and the various effects in connection therewith as well as the measures taken to prevent its spread. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks and uncertainties, like the risks related to effects of pandemics and global outbreaks of contagious diseases or the fear of such outbreaks, like the current COVID-19 pandemic and those additional factors discussed in reports filed with the SEC by us under the heading “Risk Factors”, could also have material adverse effects on future results, performance or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2019. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward- looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. All data presented herein is as of March 31, 2020 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results. Investing for the Long Run® | 9

Disclosures (cont’d) The following non-GAAP financial measures are used in this presentation (cont’d) EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short- term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties, adjusted for collectibility as determined by GAAP, and reflects exchange rates as of March 31, 2020. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. Investing for the Long Run® | 10